Exhibit 99.1

 Chief Executive Officer and President  Shareholder Meeting 2026PRESENTED BY: SCOTT SHAW  May 7, 2026

 Safe Harbor Statement  Statements contained in this presentation regarding Lincoln’s business that are not historical facts may be “forward-looking statements” within the meaning of the safe harbor from civil liability provided for such statements by the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended). The words “may,” “will,” “expect,” “believe,” “anticipate,” “project,” “plan,” “goal,” “target,” “intend,” and “estimate” and their opposites and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on information available at the time that the statements are made and/or management’s good faith belief as of that time with respect to future events, many of which are beyond the Company’s control, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. While we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, achievements or that events and circumstances reflected in the forward-looking statements will occur and, as such, forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. All forward-looking statements are qualified in their entirety by this cautionary statement  Generally, forward-looking statements relate to business plans or strategies and projections involving anticipated revenues, earnings, or other aspects of the Company’s operating results. The Company cautions that these statements are subject to a number of uncertainties, risks, and other factors, that may influence the accuracy of the statements or the circumstances upon which the statements are based including, without limitation, uncertainties related to our ability to comply with the existing and future federal and state regulatory framework applicable to our industry; our failure to maintain eligibility for or our ability to process federal student financial assistance funds; the effect of current and future Title IV Program regulations, including any potential reductions in funding or restrictions on the use of funds received through Title IV Programs; the effect of current and future legislative or regulatory initiatives related to veterans’ benefit programs; continued Congressional examination of the for-profit education sector; investigations of, or actions commenced against, us or other companies in our industry; changes in the state regulatory environment or budgetary constraints; our inability to successfully formulate and implement a growth and diversification strategy, including effectively identifying, establishing and operating additional schools, programs or campuses; our success in updating and expanding the content of existing programs and developing new programs for our students in a timely and cost-effective manner while maintaining positive student outcomes; risks associated with the opening of new campuses; our failure to obtain timely regulatory approvals in connection with acquisitions or a change of control of our Company; risks associated with integration of acquired schools; enrollment declines or challenges in our students’ ability to find employment as a result of macroeconomic conditions; industry competition; risks associated with cybersecurity; our failure to maintain and expand existing industry relationships and develop new industry relationships; general economic conditions; and other factors discussed in the “Risk Factors” section of our Annual Reports and Quarterly Reports filed with the Securities and Exchange Commission incorporated by reference. Given these risks, uncertainties and other factors, you should not place undue reliance on these forward-looking statements. We make no representation as to the accuracy or completeness of these forward-looking statements and, except as required by law, we assume no obligation to update or revise these forward-looking statements publicly, even if new information becomes available in the future.

 WELCOME

 Our Students’ Success Is Our Success

 2025 Was An Outstanding Year

 Notes:  Prior years exclude Transitional segment (Somerville and Euphoria campuses).   Adjusted EBITDA restated to exclude only stock compensation and one-time items  2026 Budget based on midpoint of guidance  Trend Summary

 A Resurgence of the Trades  The Tool Belt Generation  Over 95% of our students are pursuing careers that the U.S Department of Homeland Security considers Essential Critical Infrastructure Workers.

 Our Students  Prospects currently in their final year of high school or who have graduated within the past year.  22% of our students enroll directly out of high school. Many are first-generation college students from blue-collar families.   HSO –leads generated by marketing  HSP –leads generated at high schools.  Prospects who graduated high school prior to the current year represent 73% of our student population.   Many have spent time in the workforce but have not yet achieved the success they aspire to. They are seeking a change and an opportunity to improve their lives, often while navigating significant personal, financial, and time commitments.  5% of our students are veterans transitioning into the civilian workforce.   While some military roles do not directly translate to civilian careers, veterans bring leadership qualities highly valued in business, including discipline, reliability, respect, and a strong work ethic.  HIGH SCHOOL  ADULT  VETERAN

 Employer Demand for Lincoln Tech Graduates  Skilled Trades: HVAC, electrical, welding, and industrial service employers  Transportation: Automotive dealerships, collision repair centers, diesel, fleet, and trucking employers  Healthcare: Allied health and patient care employers  Employer relationships span local, regional, and national markets  Why Employers Choose Lincoln Tech  Hands-on training aligned to immediate workforce needs  Graduates prepared to contribute on day one  Reliable pipeline for employers’ workforce growth needs  Proven track record of supplying job-ready graduates over decades

 Strong Industry Partner Relationships  Positions Lincoln as long-term solutions provider for both entry level technicians and advanced workforce training.  Employers appreciate the technical and soft skills of our students.  Partners provide validation of the quality of our education.  Co-branding opportunities with elite partners helps attract new students.  Partners provide better job opportunities for our graduates.

 Feedback Integration  Student Support  Industrial Infrastructure  Engaging Curriculum  Graduation and Placement  Employment Assistance  Develop training programs with feedback from employers and key industry associations to understand gaps and needs.  Integrate industry preferred licensing and certifications into the curriculum.  Provide robust student support services to ensure strong outcomes.  Build labs and shops that replicate the working environment using professional grade equipment and tools.  Incorporate cutting edge education technology with animations, videos and simulations to make learning active and engaging.  Superior graduation rates and placement rates.  Expect students to meet employability standards for appearance, attendance and professional attitude while in school.  Offer an accelerated program with multiple entry points to allow students to graduate quickly and enter the workforce earlier.  Our Superior Educational Approach

 Largest Provider of Automotive and Skilled Trade Graduates in the East  Source: IPEDS completions survey 2023-24  Lincoln Tech  1  #  6  #  WEST  EAST

Well-Positioned to Exceed Long-Term Goals

- Projected to exceed original 2027 targets of $550M revenue and $90M adjusted EBITDA.
- Successful implementation of growth initiatives including new campuses and program replications & expansions driving revenue expectations of over $600M by 2027.
- 24 campuses to be open as of 2027 (including Hicksville, New York – projected opening Q4 2026 and Rowlett, Texas – projected opening Q1 2027).

ORGANIC GROWTH OPPORTUNITIES

Existing Campuses and Programs

- Efficiencies through Lincoln 10.0 hybrid teaching model, centralization, and automation.
- Expansion of high school student initiatives & partnerships.

New Construction

- Evaluating new and adjacent markets to expand footprint.
- Relocation of existing campuses to expand program offerings.
- Streamlined, state-of-the-art facilities.
- New campuses expected to generate ~$7M+ in EBITDA after 36 months of operations.

New Programs

- Replicate profitable, high-demand programs in existing schools.
- 2024: 4 new programs, 1 expansion
  2025: 4 new programs, 2 expansions.
- New programs expected to generate over $1M EBITDA after 24 months of operations.

INORGANIC GROWTH OPPORTUNITIES

Acquisitions

- Continue to evaluate strategic opportunities to expand market share.
- Leverage cost-saving synergies.
- Diversify program offerings.

LINCOLN TECH

Five Year Forecast  2026 is midpoint of Q1 Guidance

 Experienced Management Team  Scott M. Shaw  Chief Executive Officer and President (25)  Brian K. Meyers  Executive Vice President and Chief Financial Officer (23)  Chad Nyce  Executive Vice President and Chief Operating Officer (6)  Stephen Ace  Senior Vice President of Human Resources (17)  Francis S. Giglio  Senior Vice President of Compliance and Regulatory Services (22)  Alexandra M. Luster  Senior Vice President, General Counsel and Secretary (31)  James Rasmussen  Senior Vice President of Admissions (19)  Neal Goldstein  Senior Vice President and Chief Information Officer (1)  David Shaw  Senior Vice President of Finance (22)  Gina Zaffino  Senior Vice President of Education (5)

 Board of Directors  John A. Bartholdson  Non-Executive Chairman,  Lincoln Educational Services; Co-founder & Partner, Juniper Investment Co. LLC  James J. Burke Jr.  Founder & Managing Member, JJB Capital Partners LLC  Anna Escobedo Cabral  Former Treasurer of the United States of America  Kevin M. Carney  Former Executive Vice President & Chief Financial Officer, Web.com Group Inc.  Marta Newhart  Independent Director, Enterprise Leader & Chief Marketing, Communications & Brand Officer at APCO Worldwide  Dr. Michael A. Plater  Former University President, Strayer University  Felecia J. Pryor  Senior Vice President & Chief People Officer, John Deere  Carlton Rose  Former President, Global Fleet Maintenance & Engineering, UPS; 1981 Lincoln Tech Graduate  Scott M. Shaw  President & Chief Executive Officer, Lincoln Educational Services  Sylvia J. Young  Former President & Chief Executive Officer HCA Continental Division

 THANK YOU